UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol:
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 14, 2019, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”).  At the 2019 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of 10 directors for terms of one year and until their successors are elected and qualified;
2.	The advisory vote to approve the Company’s executive compensation (the Say on Pay Vote); and
3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2020.

Proposal No. 1 - To elect 10 directors to hold office until the Annual Meeting of Stockholders in the year 2020 and until their respective successors are duly elected and qualified;

	FOR	AGAINST	ABSTAIN	Broker Non Votes

Leslie A. Brun	84,435,321	2,252,724	89,192	10,021,146
Pamela L. Carter	85,111,563	1,585,363	80,311	10,021,146
Richard J. Daly	85,627,082	1,058,052	92,103	10,021,146
Robert N. Duelks	85,516,416	1,167,812	93,009	10,021,146
Timothy C. Gokey	86,553,348	138,091	85,798	10,021,146
Brett A. Keller	86,245,723	437,870	93,644	10,021,146
Maura A. Markus	86,238,324	450,192	88,721	10,021,146
Thomas J. Perna	84,572,021	2,116,061	89,155	10,021,146
Alan J. Weber	84,711,655	1,978,495	87,117	10,021,146
Amit K. Zavery	86,614,247	77,049	85,941	10,021,146

Proposal No. 2 - Advisory vote on the Company’s executive compensation (the Say on Pay Vote);

FOR	AGAINST	ABSTAIN	Broker Non Votes
82,194,888	4,369,798	212,551	10,021,146

Proposal No. 3 - To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2020.

FOR	AGAINST	ABSTAIN

94,838,689	1,858,862	100,832

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing the transcript of the 2019 Annual Meeting held on November 14, 2019.

In certain circumstances, results in this transcript have been presented on an adjusted basis and are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company's reported results. The reconciliations of any Non-GAAP measures included in this transcript to their most directly comparable GAAP measures were included in the Company’s press release and Earnings Webcast & Conference Call Presentation dated November 6, 2019 for the first quarter ended September 30, 2019, which were included as Exhibits 99.1 and 99.2 to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 6, 2019, and are also available under the “Investor Relations” section of the Company’s website at www.broadridge-ir.com.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•	the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
•
Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;

•	a material security breach or cybersecurity attack affecting the information of Broadridge’s clients;
•	changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;
•	declines in participation and activity in the securities markets;
•	the failure of our key service providers to provide the anticipated levels of service;
•	a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
•	overall market and economic conditions and their impact on the securities markets;
•	Broadridge’s failure to keep pace with changes in technology and the demands of its clients;
•	the ability to attract and retain key personnel;
•	the impact of new acquisitions and divestitures; and
•	competitive conditions.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Annual Report”) for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by the cautionary statements included in this Current Report on Form 8-K. We disclaim any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

The information furnished pursuant to Item 7.01 and Exhibit 99.1 filed under Item 9.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Transcript of the 2019 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2019

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name: Adam D. Amsterdam
Title: Vice President, General Counsel